SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report: September 29, 2006
                        (Date of earliest event reported)

                             CARSUNLIMITED.COM, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                  000-28195                     11-3535204
          ------                  ---------                     ----------
      (State or other          (Commission File                (IRS Employer
jurisdiction of incorporation)     Number)                   Identification No.)


         305 Madison Avenue, New York, NY                        10165
         ---------------------------------------------------------------
         (Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code          (212) 986-0886
                                                            --------------

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01         Other Events

     On September 29, 2006, the Registrant, in its wholly owned subsidiary Innopump, Inc., received $700,000 from a consumer products company in exchange for Registrant's undertaking to deliver pre-production samples of a specially designed dual chamber dispensing pump and to fund pre-production tooling and mold expenses. If the samples do not satisfy the consumer product's company's requirements, there is no obligation on Registrant to repay the advance. If the samples satisfy the consumer product's company's requirements, the Registrant anticipates that it will enter into an exclusive supply relationship with the consumer products company having a term in excess of one year.





                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CARSUNLIMITED.COM, INC.
Date: October 4, 2006
                                            By: /s/ Geoffrey Donaldson

                                            Geoffrey Donaldson
                                            Chief Executive Officer